UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2015 (July 16, 2015)

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Milam, Suite 2100, Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 16, 2015, Genesis Energy, L.P. (“Genesis”) filed a Current Report on Form 8-K to report that Genesis entered into a purchase and sale agreement with Enterprise Products Operating LLC (“EPO”) to acquire the offshore pipelines and services business of EPO and its affiliates (the “Enterprise Offshore Business Acquisition”).

Common Units Offering – Underwriting Agreement

On July 16, 2015, Genesis entered into an Underwriting Agreement (the “Common Units Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC and BMO Capital Markets Corp. as representatives of the underwriters named in the Common Units Underwriting Agreement, in connection with a public offering of common units representing limited partner interests in Genesis (the “Common Units”).

The Common Units Underwriting Agreement provides for, among other things, the issuance and sale by Genesis of an aggregate of 9,000,000 Common Units at a public offering price of $43.77 per Common Unit (the “Common Units Offering”). In addition, the underwriters were granted a 30-day option to purchase up to an additional 1,350,000 Common Units, which was exercised in full on July 17, 2015.

Genesis expects to receive net proceeds from the Common Units Offering, after deducting underwriting discounts and commissions, but before estimated expenses, of approximately $437.1 million. Genesis intends to use the net proceeds from the Common Units Offering, including the net proceeds from the underwriters’ exercise of their option to purchase additional Common Units, to fund a portion of the purchase price for the Enterprise Offshore Business Acquisition, and any remaining net proceeds, including the net proceeds from the underwriters’ exercise of their option to purchase additional Common Units, for general partnership purposes, including funding acquisitions (including organic growth projects) or repaying a portion of the borrowings outstanding under its revolving credit facility. If the Enterprise Offshore Business Acquisition does not close, Genesis intends to use all of the net proceeds from the Common Units Offering, including any net proceeds from the underwriters’ exercise of their option to purchase additional Common Units, for general partnership purposes, including funding acquisitions (including organic growth projects) or repaying a portion of the borrowings outstanding under its revolving credit facility. All closing conditions for the Enterprise Offshore Business Acquisition, other than those that are to be satisfied at the closing of the acquisition, have been satisfied or waived.

The Common Units Underwriting Agreement provides that the obligations of the underwriters to purchase the Common Units are subject to receipt of legal opinions by counsel and to other customary conditions. Genesis has agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (as amended, the “Securities Act”), or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Common Units have been registered under the Securities Act pursuant to Genesis’ effective Registration Statement on Form S-3 (Registration No. 333-203259) (as amended, the “Registration Statement”), as supplemented by the Prospectus Supplement dated July 16, 2015, relating to the Common Units Offering, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

The Common Units Underwriting Agreement contains representations, warranties and other provisions that were made only for purposes of the Common Units Underwriting Agreement and as of specific dates and were solely for the benefit of the parties thereto. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

This summary of the Common Units Underwriting Agreement is qualified in its entirety by reference to the full text of the Common Units Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

From time to time, certain of the underwriters and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to Genesis and its affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for Genesis in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. Affiliates of certain of the underwriters are lenders under Genesis’ revolving credit facility and could receive a portion of the proceeds from the Common Units offering pursuant to the repayment of a portion of the borrowings outstanding under Genesis’ revolving credit facility with such proceeds.

Notes Offering – Underwriting Agreement

On July 16, 2015, Genesis, Genesis Energy Finance Corporation (together with Genesis, the “Issuers”) and certain subsidiary guarantors entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated as representative of a group of underwriters named in the Notes Underwriting Agreement, in connection with the Issuers’ public offering of senior notes (the “Notes Offering”).

The Notes Underwriting Agreement provides for, among other things, the issuance and sale by the Issuers of $750 million in aggregate principal amount of 6.75% senior unsecured notes due 2022 (the “Notes”), guaranteed by certain subsidiary guarantors of Genesis (the “Guarantees” and, together with the Notes, the “Securities”).

The Issuers expect to receive net proceeds from the Notes Offering, after deducting underwriting discounts and commissions, but before estimated expenses, of approximately $728.5 million. Genesis intends to use the net proceeds from the Notes Offering to fund a portion of the purchase price for the Enterprise Offshore Business Acquisition. If the Enterprise Offshore Business does not close prior to or on December 31, 2015 or if the purchase and sale agreement is terminated prior to the closing of the acquisition, then the Issuers will redeem the notes at a redemption price equal to 100% of the aggregate principal amount plus accrued and unpaid interest, if any, to the redemption date. All closing conditions for the Enterprise Offshore Business Acquisition, other than those that are to be satisfied at the closing of the acquisition, have been satisfied or waived.

The Notes Underwriting Agreement provides that the obligations of the underwriters to purchase the Notes are subject to receipt of legal opinions by counsel and to other customary conditions. The Issuers have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The Securities have been registered under the Securities Act, pursuant to the Registration Statement, as supplemented by the Prospectus Supplement dated July 16, 2015, relating to the Notes Offering, filed with the SEC pursuant to Rule 424(b) of the Securities Act.

The Notes Underwriting Agreement contains representations, warranties and other provisions that were made only for purposes of the Notes Underwriting Agreement and as of specific dates and were solely for the benefit of the parties thereto. Accordingly, investors and securityholders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

This summary of the Notes Underwriting Agreement is qualified in its entirety by reference to the full text of the Notes Underwriting Agreement, a copy of which is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

From time to time, certain of the underwriters and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to Genesis and its affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for Genesis in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In addition, an affiliate of the trustee under the indenture for the Notes is an underwriter in the Notes Offering.

Credit Agreement Amendment

On July 17, 2015, Genesis entered into a Second Amendment to the Fourth Amended and Restated Credit Agreement and Joinder Agreement (the “Credit Agreement Amendment”) among Genesis, as borrower, Wells Fargo Bank, National Association, as administrative agent and issuing bank, Bank of America, N.A. and Bank of Montreal, as co-syndication agents, U.S. Bank National Association, as documentation agent, and the lenders party thereto. The Credit Agreement Amendment, among other things, (i) amends Genesis’ revolving credit facility to include certain technical amendments related to the Enterprise Offshore Business Acquisition and (ii) subject to the satisfaction of certain conditions precedent, provides for an increase in the committed amount under Genesis’ revolving credit facility from $1.0 billion to $1.5 billion effective upon the closing of the Enterprise Offshore Business Acquisition.

From time to time, certain of the lenders have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to Genesis and its affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. The lenders and their affiliates may, from time to time, engage in transactions with and perform services for Genesis in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses.

Item 7.01.	Regulation FD.

On July 16, 2015, Genesis issued a press release announcing the commencement of the Common Units Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On July 16, 2015, Genesis issued a press release announcing the pricing of the Common Units Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On July 20, 2015, Genesis issued a press release announcing the underwriters’ exercise of their option to purchase additional Common Units in full. A copy of the press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

On July 16, 2015, Genesis issued a press release announcing the commencement of the Notes Offering. A copy of the press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K.

On July 16, 2015, Genesis issued a press release announcing the pricing of the Notes Offering. A copy of the press release is furnished as Exhibit 99.5 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit Number	Description
1.1	Underwriting Agreement dated July 16, 2015 among Genesis Energy, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC and BMO Capital Markets Corp. as representatives of the several underwriters named therein.

1.2	Underwriting Agreement dated July 16, 2015 between Genesis Energy, L.P. and Merrill Lynch Pierce Fenner & Smith Incorporated as representative of the several underwriters named therein.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Common Units.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

99.1	Press release of Genesis Energy, L.P. dated July 16, 2015 (commencement of Common Units Offering).

99.2	Press release of Genesis Energy, L.P. dated July 16, 2015 (pricing of Common Units Offering).

99.3	Press release of Genesis Energy, L.P. dated July 20, 2015 (exercise of over-allotment option for Common Units Offering).

99.4	Press release of Genesis Energy, L.P. dated July 16, 2015 (commencement of Notes Offering).

99.5	Press release of Genesis Energy, L.P. dated July 16, 2015 (pricing of Notes Offering).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)
	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: July 22, 2015	By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated July 16, 2015 among Genesis Energy, L.P. and Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC, UBS Securities LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC and BMO Capital Markets Corp. as representatives of the several underwriters named therein.

1.2	Underwriting Agreement dated July 16, 2015 between Genesis Energy, L.P. and Merrill Lynch Pierce Fenner & Smith Incorporated as representative of the several underwriters named therein.

5.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding the legality of the Common Units.

8.1	Opinion of Akin Gump Strauss Hauer & Feld LLP regarding certain federal income tax matters.

23.1	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 5.1).

23.2	Consent of Akin Gump Strauss Hauer & Feld LLP (included in Exhibit 8.1).

99.1	Press release of Genesis Energy, L.P. dated July 16, 2015 (commencement of Common Units Offering).

99.2	Press release of Genesis Energy, L.P. dated July 16, 2015 (pricing of Common Units Offering).

99.3	Press release of Genesis Energy, L.P. dated July 20, 2015 (exercise of over-allotment option for Common Units Offering).

99.4	Press release of Genesis Energy, L.P. dated July 16, 2015 (commencement of Notes Offering).

99.5	Press release of Genesis Energy, L.P. dated July 16, 2015 (pricing of Notes Offering).